UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 23, 2018

INFINERA CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-33486	77-0560433
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

140 Caspian Court

Sunnyvale, CA 94089

(Address of principal executive offices, including zip code)

(408) 572-5200

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Explanatory Note

On July 23, 2018, Infinera Corporation, a Delaware corporation (“Infinera”), filed a Current Report on Form 8-K (the “Report”) to report its intended acquisition of Telecom Holding Parent LLC, a Delaware limited liability company and a wholly-owned subsidiary of Coriant Investor LLC, a Delaware limited liability company (“Seller”), pursuant to a Unit Purchase Agreement (the “Purchase Agreement”) by and among the Company, the Seller and Oaktree Optical Holdings, L.P. a Delaware limited partnership. Infinera indicated in the Report that it would subsequently file the Purchase Agreement. This Form 8-K/A is filed to amend the Report to include the Purchase Agreement.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

2.1	Unit Purchase Agreement by and among Infinera Corporation, Coriant Investor LLC and Oaktree Optical Holdings, L.P., dated July 23, 2018.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INFINERA CORPORATION

Date: July 27, 2018	By:	/s/ JAMES L. LAUFMAN
James L. Laufman Senior Vice President, General Counsel and Secretary

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